UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

May 10, 2006

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2006, News Corporation (the “Company”) released its financial results for the quarter ended March 31, 2006. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On May 10, 2006, the Company announced that its Board of Directors approved an extension of its current $3 billion stock repurchase program to $6 billion. The Company is authorized to acquire from time to time the additional $3 billion of Class A common stock and Class B common stock over the next two years.

A copy of the Company’s press release announcing the increase in its stock repurchase program is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by News Corporation, dated May 10, 2006, announcing News Corporation’s financial results for the quarter ended March 31, 2006.

99.2	Press release issued by News Corporation, dated May 10, 2006, announcing News Corporation’s extension of its stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION
(REGISTRANT)

By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Dated: May 10, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by News Corporation, dated May 10, 2006, announcing News Corporation’s financial results for the quarter ended March 31, 2006.

99.2	Press release issued by News Corporation, dated May 10, 2006, announcing News Corporation’s extension of its stock repurchase program.